MONTHLY CERTIFICATEHOLDERS STATEMENT (O)

                     CAPITOL HOME EQUITY LOAN TRUST 1990-1


        Under subsection 5.02(b) of the Pooling and Servicing Agreement dated as of December 1, 1990 by and between Chevy Chase Savings Bank, F.S.B., a federally chartered savings bank, as Seller and Servicer, and Chemical Bank, as Trustee (hereinafter as such agreement may have been, or may from time to time, be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), Chevy Chase Savings Bank, F.S.B., as the Servicer, is required to prepare certain information each month regarding current distributions on each Class of Regular Certificates and the performance of the Capitol Home Loan Trust 1990-1 (the "Trust") during the related Collection Period. The information that is required to be prepared with respect to the distribution to Holders (the Certificateholders") of the Class A Certificates and the Class B Certificates on August 29, 1997 ("Distribution Date" ) and the performance of the Trust during the month of July, 1997 ("the Collection Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Class A Certificate or Class B Certificate, as the case may be. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly  Distribution to
      Class A Certificateholders (Per $1,000 Original Principal
      Amount of a Class A Certificate).

      1. The total amount of the distribution allocable to
         principal of the Class  A Certificates        $0.0000000000

      2. The amount of any Unpaid Class A Principal
         Shortfall included in the distribution set forth in
         the distribution set  forth in paragraph A.1 above   $0.00

      3. The amount of any remaining Unpaid Class A
         Principal Shortfall after giving effect to the
         distribution set forth in paragraph A.1 above        $0.00

      4. The total amount of the distribution allocable to
         interest on the Class A Certificates          $0.000000000

      5. The amount of any Unpaid Class A Interest
         Shortfall Interest Shortfall included in the
         distribution set forth in set forth in paragraph
         A.4 above...........................   $0.00

      6. The amount of any remaining Unpaid Class A
         Interest  Shortfall after giving effect to the
         distribution set forth in paragraph A.4 above    $0.00

      7. The amount of any Class A Principal Shortfall
         for the Distribution Date ..........   $0.00

      8. The amount of any Class A Interest Shortfall for
         the Distribution Date ..............   $0.00

B.   Information Regarding the Current Monthly  Distribution to
      Class B Certificateholders (Per $1,000 Original Principal
      Amount of a Class B Certificate).

      1. The total amount of the distribution allocable to
         principal of the Class  B Certificates           $0.00

      2. The amount of any Unpaid Class B Principal
         Shortfall included in the distribution set forth in
         paragraph B.1 above ................   $0.00

      3. The amount of any remaining Unpaid Class B
         Principal Shortfall after giving effect to the
         distribution set forth in paragraph B.1 above    $0.00

      4. The total amount of the distribution allocable to
         interest on the Class B Certificates          $5.437500000

      5. The amount of any Unpaid Class B Interest
         Shortfall included in the
         distribution set forth in paragraph B.4 above    $0.00

      6. The amount of any remaining Unpaid Class B
         Interest Shortfall after giving effect to the
         distribution set forth in paragraph B.4 above    $0.00

      7. The amount of any Draw Amount for the
         Distribution Date ..................   $0.00

      8. The Available Surety Bond Amount for the next
         succeeding Distribution Date........ $556.47

      9. The amount of any Class B Principal Shortfall
         for the Distribution Date ..........   $0.00

     10. The amount of any Class B Interest Shortfall
         for the Distribution Date ..........   $0.00

C.   Class A Certificate Balance and Factor I

      1.  The Class A Principal Balance after giving
         effect to the distribution set forth in paragraph A   $0.00

      2. The Class A Principal Factor after giving effect to the distribution set forth in paragraph A1..0.000000000%

D.   Class B Certificate Balance and Factor Information

      1. The Class B Principal Balance after giving
         effect to the distribution set forth in paragraph B  $39,580,664.26

      2. The Class B Principal Factor after giving effect
         to the distribution set forth in paragraph B1        47.115052211%

E.   Pool Balance Information

      1. The Pool Balance for the next succeeding
         Distribution Date...................                 $39,580,664.26

F.   Information Regarding the Performance of the Trust

      1. As of the end of the Collection Period, with respect to delinquent Mortgage Loans:

         (i)  Mortgage Loans delinquent one Minimum
               Monthly  Payment
                        (a)  number..........                      58

                        (b)  aggregate Trust Balances   $1,865,074.41

         (ii) Mortgage Loans delinquent two or more Minimum Monthly Payments (60 or more days past due including REO and Foreclosures)
                        (a)  number..........                      30

                        (b)  aggregate Trust Balances   $1,199,991.37

                        (c)  % of Total Trust                 3.0318%

      2.  The book value (within the meaning of
         12 C.F.R. 571.13 or any comparable provision)
         of any Mortgaged Properties acquired in
         Foreclosure Proceedings during the Collection
         Period..............................   $0.00

     IN WITNESS WHEREOF, the undersigned has caused th executed this 26th day of August, 1997


                                             CHEVY CHASE BANK, F.S.B.
                                             as Servicer



                                             By:  Carol Thomas
                                                  -------------------
                                                  Carol Thomas
                                                  Vice President